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                                                                   EXHIBIT 10.17


                      AMENDMENT NO. 3 TO CREDIT AGREEMENT


     THIS AMENDMENT NO. 3 TO CREDIT AGREEMENT (this "Amendment No. 3"), dated as of April 14, 1997, is entered into by and among PERSONNEL GROUP OF AMERICA, INC. (the "Borrower"), CERTAIN SUBSIDIARIES OF THE BORROWER IDENTIFIED ON THE SIGNATURES PAGES HERETO (the "Guarantors"), CERTAIN LENDERS IDENTIFIED ON THE SIGNATURE PAGES HERETO (the "Lenders") and NATIONSBANK, N.A., as agent for the Lenders (in such capacity, the "Agent").

                                    RECITALS

     WHEREAS, the Borrower, the Guarantors, the Lenders and the Agent are party to that certain Credit Agreement dated as of September 30, 1996, as amended by that certain Amendment No. 1 dated as of December 13, 1996 and that certain Amendment No. 2 dated as of February 28, 1997 (as amended, the "Existing Credit Agreement");

     WHEREAS, the parties hereto have agreed to amend the Existing Credit Agreement as set forth herein; and

     WHEREAS, the Borrower desires to merge with Thomas Staffing Services, Inc., a wholly-owned subsidiary of the Borrower ("Thomas Staffing");

     NOW, THEREFORE, in consideration of the agreements herein contained, the parties hereby agree as follows:


                                     PART I
                                  DEFINITIONS

     SUBPART 1.1.   Certain Definitions.  Unless otherwise defined herein or the context otherwise requires, the following terms used in this Amendment No. 3, including its preamble and recitals, have the following meanings:

           "Amended Credit Agreement" means the Existing Credit
      Agreement as amended hereby.

           "Amendment No. 3 Effective Date" is defined in Subpart 4.1.

     SUBPART 1.2.   Other Definitions.  Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment No. 3, including its preamble and recitals, have the meanings provided in the Amended Credit Agreement.



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                                    PART II
                    AMENDMENTS TO EXISTING CREDIT AGREEMENT

     Effective on (and subject to the occurrence of) the Amendment No. 3 Effective Date, the Existing Credit Agreement is hereby amended in accordance with this Part II. Except as so amended, the Existing Credit Agreement and all other Credit Documents shall continue in full force and effect.

     SUBPART 2.1. Amendment to Section 7.11(b). Section 7.11(b) of the Existing Credit Agreement is amended in its entirety to read as follows:

     7.11 FINANCIAL COVENANTS.

                                   * * * * *

          (b) Consolidated Leverage Ratio. The Consolidated Leverage Ratio as of the last day of each fiscal quarter shall be no greater than:


           From December 31, 1996 to June 30, 1997      3.25 : 1.00

           From July 1, 1997 and thereafter             3.00 : 1.00



                                    PART III
                               CONSENT TO MERGER

     SUBPART 3.1.   Merger.  Each Lender hereby consents to the merger of the
Borrower and Thomas Staffing; provided that the Borrower shall be the surviving entity thereof. Upon consummation of such merger, Thomas Staffing shall automatically be released as a Guarantor under the Credit Agreement.


                                    PART IV
                          CONDITIONS TO EFFECTIVENESS

     SUBPART 4.1.   Amendment No. 3 Effective Date.  This Amendment No. 3 shall be and become effective as of the date hereof (the "Amendment No. 3 Effective Date") when all of the conditions set forth in this Subpart 4.1 shall have been satisfied, and thereafter this Amendment No. 3 shall be known, and may be referred to, as "Amendment No. 3."

     SUBPART 4.1.1.   Execution of Counterparts of Amendment.  The Agent shall
have received executed counterparts (or other evidence of execution, including facsimile signatures, satisfactory to the Agent) of this Amendment No. 3, which collectively shall have been duly executed on behalf of each of the Borrower, the Guarantors and the Required Lenders.



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     SUBPART 4.1.2.   Other Documents.  The Agent shall have received such other documents as the Agent, any Lender or counsel to the Agent may reasonably request.


                                     PART V
                                 MISCELLANEOUS

     SUBPART 5.1.   Cross-References.  References in this Amendment No. 3 to any
Part or Subpart are, unless otherwise specified, to such Part or Subpart of this Amendment No. 3.

     SUBPART 5.2.   Instrument Pursuant to Existing Credit Agreement.  This
Amendment No. 3 is a Credit Document executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Existing Credit Agreement.

     SUBPART 5.3.   References in Other Credit Documents.  At such time as this
Amendment No. 3 shall become effective pursuant to the terms of Subpart 4.1, all references in the Credit Documents to the "Credit Agreement" shall be deemed to refer to the Amended Credit Agreement.

     SUBPART 5.4.   Representations and Warranties.  Each Credit Party hereby
represents and warrants that (i) each Credit Party that is party to this Amendment No. 3: (a) has the requisite corporate power and authority to execute, deliver and perform this Amendment No. 3, as applicable and (b) is duly authorized to, and has been authorized by all necessary corporate action, to execute, deliver and perform this Amendment No. 3, (ii) the Borrower has no claims, counterclaims, offsets, or defenses to the Credit Documents and the performance of its obligations thereunder, or if the Borrower has any such claims, counterclaims, offsets, or defenses to the Credit Documents or any transaction related to the Credit Documents, the same are hereby waived, relinquished and released in consideration of the Lenders' execution and delivery of this Amendment No. 3, (iii) the representations and warranties contained in Section 6 of the Existing Credit Agreement are, subject to the limitations set forth therein, true and correct in all material respects on and as of the date hereof as though made on and as of such date (except for those which expressly relate to an earlier date) and (iv) no Default or Event of Default exists under the Existing Credit Agreement on and as of the date hereof or will occur as a result of the transactions contemplated hereby.

     SUBPART 5.5.   Liens.  The Borrower and the Guarantors, as applicable,
affirm the liens and security interests created and granted in the Credit Documents and agree that this Amendment No. 3 shall in no manner adversely effect or impair such liens and security interest.

     SUBPART 5.6.   Acknowledgment of Guarantors.  The Guarantors
acknowledge and consent to all of the terms and conditions of this Amendment No. 3 and agree that this Amendment No. 3 and all documents executed in connection herewith do not operate to reduce or discharge the Guarantors' obligations under the Amended Credit Agreement or the other Credit Documents. The Guarantors further acknowledge and agree that the Guarantors have no claims, counterclaims,



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offsets, or defenses to the Credit Documents and the performance of the
Guarantors' obligations thereunder or if the Guarantors did have any such claims, counterclaims, offsets or defenses to the Credit Documents or any transaction related to the Credit Documents, the same are hereby waived, relinquished and released in consideration of the Lenders' execution and delivery of this Amendment No. 3.

     SUBPART 5.7.   No Other Changes.  Except as expressly modified and amended in this Amendment No. 3, all the terms, provisions and conditions of the Credit Documents shall remain unchanged.

     SUBPART 5.8.   Counterparts.  This Amendment No. 3 may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

     SUBPART 5.9.   Entirety.  This Amendment No. 3, the Amended Credit
Agreement and the other Credit Documents embody the entire agreement between the parties and supersede all prior agreements and understandings, if any, relating to the subject matter hereof. These Credit Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties.

     SUBPART 5.10.   Governing Law.  THIS AMENDMENT NO. 3 AND THE RIGHTS AND
OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NORTH CAROLINA.

     SUBPART 5.11.   Successors and Assigns.  This Amendment No. 3 shall be
binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.


                           [Signatures to Follow]




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   This Amendment No. 3 is executed as of the day and year first written above.


BORROWER:                     PERSONNEL GROUP OF AMERICA, INC.,
                              a Delaware corporation

                              By: /s/ James C. Hunt
                                 ----------------------------------
                              Name:   James C. Hunt
                                   --------------------------------
                              Title:  Vice President
                                    -------------------------------


GUARANTORS:                   STAFFPLUS, INC.,
                              a Delaware corporation

                              By: /s/ James C. Hunt
                                 ----------------------------------
                              Name:   James C. Hunt
                                   --------------------------------
                              Title:  Vice President
                                    -------------------------------


                              THOMAS STAFFING SERVICES, INC.,
                              a California corporation

                              By: /s/ James C. Hunt
                                 ----------------------------------
                              Name:   James C. Hunt
                                   --------------------------------
                              Title:  Vice President
                                    -------------------------------


                              PFI CORP.,
                              a Delaware corporation

                              By: /s/ James C. Hunt
                                 ----------------------------------
                              Name:   James C. Hunt
                                   --------------------------------
                              Title:  Vice President
                                    -------------------------------


                              NURSEFINDERS, INC.,
                              a Texas corporation

                              By: /s/ James C. Hunt
                                 ----------------------------------
                              Name:   James C. Hunt
                                   --------------------------------
                              Title:  Vice President
                                    -------------------------------



                             [Guarantor Signatures Continue]




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                              NF SERVICES, INC.,
                              a New York corporation

                              By: /s/ James C. Hunt
                                 ------------------------------
                              Name:   James C. Hunt
                                   ----------------------------
                              Title:  Vice President
                                    ---------------------------


                              B.C.P., INC.,
                              a Hawaii corporation

                              By: /s/ James C. Hunt
                                 ------------------------------
                              Name:   James C. Hunt
                                   ----------------------------
                              Title:  Vice President
                                    ---------------------------


                              INFOTECH SERVICES, INC.,
                              a North Carolina corporation

                              By: /s/ James C. Hunt
                                 ------------------------------
                              Name:   James C. Hunt
                                   ----------------------------
                              Title:  Vice President
                                    ---------------------------


                              BROUGHTON SYSTEMS, INC.,
                              a Virginia corporation

                              By: /s/ James C. Hunt
                                 ------------------------------
                              Name:   James C. Hunt
                                   ----------------------------
                              Title:  Vice President
                                    ---------------------------


                              WORD PROCESSING PROFESSIONALS, INC.,
                              a New York corporation

                              By: /s/ James C. Hunt
                                 ------------------------------
                              Name:   James C. Hunt
                                   ----------------------------
                              Title:  Vice President
                                    ---------------------------


                              LLOYD RITTER CONSULTING, INC.,
                              a California corporation

                              By: /s/ James C. Hunt
                                 ------------------------------
                              Name:   James C. Hunt
                                   ----------------------------
                              Title:  Vice President
                                    ---------------------------



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LENDERS:                      NATIONSBANK, N.A.,
                              individually in its capacity as a Lender and in its capacity as Agent

                              By: /s/ Mark Halmrast
                                 -----------------------------------
                              Name:   Mark Halmrast
                                   ---------------------------------
                              Title:  Vice President
                                    --------------------------------


                              BANK OF AMERICA ILLINOIS

                              By: /s/ Michael J. McKenney
                                 -----------------------------------
                              Name:   Michael J. McKenney
                                   ---------------------------------
                              Title:  Vice President
                                    --------------------------------


                              BANQUE PARIBAS

                              By: /s/ Duane P. Helkowski
                                 -----------------------------------
                              Name:   Duane P. Helkowski
                                   ---------------------------------
                              Title:  Vice President
                                    --------------------------------

                              By: /s/ Mary T. Finnegan
                                 -----------------------------------
                              Name:   Mary T. Finnegan
                                   ---------------------------------
                              Title:  Group Vice President
                                    --------------------------------


                              COMERICA BANK

                              By: /s/ Tamara J. Gurne
                                 -----------------------------------
                              Name:   Tamara J. Gurne
                                   ---------------------------------
                              Title:  Account Officer
                                    --------------------------------


                              CREDIT LYONNAIS ATLANTA AGENCY

                              By: /s/ David M. Cawrse
                                 -----------------------------------
                              Name:   David M. Cawrse
                                   ---------------------------------
                              Title:  First Vice President & Manager
                                    --------------------------------

                          [Lender Signatures Continue]



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                              THE FIRST NATIONAL BANK OF CHICAGO

                              By: /s/ James O. Heinz
                                 ------------------------------
                              Name:   James O. Heinz
                                   ----------------------------
                              Title:  Authorized Agent
                                    ---------------------------


                              PNC BANK, NATIONAL ASSOCIATION

                              By: /s/ Robert J. Mitchell, Jr.
                                 ------------------------------
                              Name:   Robert J. Mitchell, Jr.
                                   ----------------------------
                              Title:  Vice President
                                    ---------------------------


                              UNITED STATES NATIONAL BANK OF OREGON

                              By: /s/ David Wynde
                                 ------------------------------
                              Name:   David Wynde
                                   ----------------------------
                              Title:  Senior Vice President
                                    ---------------------------


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